DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	12 Months Ended
Dec. 31, 2014
DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

NOTE 13—DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Derivative Loan Commitments

Loan commitments are referred to as derivative loan commitments if the loan that will result from exercise of the commitment will be held for sale upon funding. The Company enters into commitments to fund loans at specified times in the future, with the intention that these loans will subsequently be sold in the secondary market. A loan commitment binds the Company to lend funds to a potential borrower at a specified interest rate and within a specified period of time, generally up to 60 days after inception of the rate lock.

Outstanding derivative loan commitments expose the Company to the risk that the price of the loans arising from exercise of the loan commitment might decline from inception of the rate lock to funding of the loan due to increases in interest rates. If interest rates increase, the value of these loan commitments decreases. Conversely, if interest rates decrease, the value of these loan commitments increases. The notional amount of interest rate lock commitments was $0 at December 31, 2014 and 2013.

Collateral Requirements

To reduce credit risk related to the use of derivatives financial instruments, the Company might deem it necessary to obtain collateral. The amount and nature of the collateral obtained is based on the Company’s credit evaluation of the customer. Collateral held varies, but may include cash, securities, accounts receivable, inventory, property, plant and equipment and real estate. If the counterparty does not have the right and ability to redeem the collateral or the Company is permitted to sell or re-pledge the collateral on short notice, the Company records the collateral in its balance sheet at fair value with a corresponding obligation to return it.